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                                                                   Exhibit 10.17

                                  Amendment 3

                                Development Plan

      WHEREAS, the parties herein previously have entered into a Marketing and Integration Agreement (the "Original Agreement") dated as of August 20, 1998 and an Amendment No. 1 to the Original Agreement dated as of December 23, 1998 ("Amendment No. 1," together with the Original Agreement, the "Agreement") and an Amendment No. 2 to Amendment No. 1 dated January 23, 1999 ("Amendment No. 2," together with "Amendment NO. 1," together with the Original Agreement, the "Agreement") which, among other things, sets forth the terms and conditions of a joint effort by the parties to offer products to consumers via corporate intranets and the internet; and

      WHEREAS, pursuant to the terms of the Agreement the parties are obligated to develop jointly a development plan detailing a technology and sales strategy and budget regarding the joint offering of products;

      The parties met on Friday, February 19, 1999 in New York City, New York in the offices of barnesandnoble.com. The parties representing RoweCom were Richard Rowe, CEO and Louis Hernandez, Executive Vice President and CEO. The parties representing barnesandnoble.com were Jonathan Bulkeley, CEO and Carl Rosendorf, Vice President of Marketing and Sales.

      The meeting was concluded with an agreed upon plan and strategy going forward as per the contract.

      IN WITNESS WHEREOF, this Development Plan has been executed as of the day and year first above written by the parties hereto.


            ROWECOM, INC.


            By: /s/ Louis Hernandez         Date: 3/99
                -----------------------           ---------------
                       Name:
                       Title:


            BARNESANDNOBLE.COM LLC


            By: /s/ Carl Rosendorf          Date: 3/3/99
                -----------------------           ---------------
                       Name:
                       Title: